UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2024

WORKDAY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2024, in connection with the succession plan previously announced on December 20, 2022, the Board of Directors (the “Board”) of Workday, Inc. (“Workday”) appointed Aneel Bhusri as Executive Chair, effective as of February 1, 2024 (the “Transition Date”). Carl Eschenbach, Workday’s Co-Chief Executive Officer, will serve as Workday’s sole Chief Executive Officer effective the Transition Date. As Executive Chair, Mr. Bhusri will remain Chair of the Board and an active executive officer of Workday, with a focus on advising the business on innovation and the future direction of Workday's applications and technology platform. Mr. Bhusri will also serve as a strategic advisor to Mr. Eschenbach and the rest of the executive team.

No changes were made to Mr. Bhusri’s or Mr. Eschenbach’s compensation or benefits in connection with the foregoing transition, and Mr. Bhusri’s equity awards will continue to vest in accordance with their terms.

Additionally, on January 26, 2024, James Bozzini notified the Board that he will step down from his position as Workday’s Chief Operating Officer, effective the Transition Date. Following the Transition date, Mr. Bozzini will continue to serve Workday as Executive Director of Enterprise Transformation. Workday does not intend to appoint a new Chief Operating Officer at this time with certain of Mr. Bozzini’s responsibilities being assumed by other members of Workday management.

A copy of the press release announcing the Chief Executive Officer transition is attached hereto as Exhibit 99.1. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release entitled “Carl Eschenbach Takes the Helm as Workday CEO” dated January 31, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 31, 2024

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary